Company Overview Investor Presentation April 2019 Exhibit 99.1

Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02% or RocklatanTM (netarsudil and latanoprost ophthalmic solution)0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105 and AR-13503, is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® or RocklatanTM does not guarantee successful commercialization of Rhopressa® or RocklatanTM. For more information on Rhopressa®, including prescribing information, refer to the full Rhopressa® product label at www.rhopressa.com. For more information on RocklatanTM, including prescribing information, refer to the full RocklatanTM product label at http://investors.aeriepharm.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, FDA approval of Rhopressa® and RocklatanTM does not constitute approval of any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa® and RocklatanTM also does not constitute regulatory approval of Rhopressa® or RocklatanTM in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® or RocklatanTM in jurisdictions outside the United States. In addition, the preclinical research discussed in this presentation including, without limitation, the development efforts stemming from Aerie’s collaboration with DSM for the treatment of age-related macular degeneration or other ophthalmic uses, is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law. For Investor Use

Aerie IOP–Reducing Products (IP 2030+) Pipeline Activities Rhopressa® – normal tension glaucoma, pseudo ex glaucoma, corneal healing... Retina Program – AR-13503 (IND submitted to FDA Q1 2019) and AR-1105 (Phase 2 clinical study commenced Q1 2019) implants Sustained-Release Implant Manufacturing Platform Beyond Ophthalmology – potential for Aerie-owned molecules Rhopressa® (netarsudil ophthalmic solution) 0.02% Successful U.S. Launch in 2018 RocklatanTM (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005% FDA Approved on March 12, 2019, expected Launch early May Aerie Overview For Investor Use Rhopressa® and Rocklatan™ have not been approved by any regulatory authority other than the FDA. Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. AR-13503 and AR-1105 are pre-clinical molecules and have not been approved by FDA. Second drug product contract manufacturer approved by the FDA for manufacture of Rhopressa® Globalization Plan Under Way – Europe and Japan

Rhopressa®: Market Perspective

2018 U.S. Glaucoma Market

- ~$3B Market, 35M TRx, **52M bottles**
- Half of volume first-line (PGAs)
- Half of volume 2-3X/Day Adjuncts



CAI 7%
Lumigan 6%
Travatan 5%
AA 10%
Latanoprost 41%
Fixed Combo 13%
BB 14%
Other

Rhopressa®: HCP's Positioning as Concomitant Therapy

- New drug class
- Once-daily dosing directed at site of pathology: the trabecular meshwork
- Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials

Restated 2017 IQVIA U.S. Glaucoma Market = ~$2.8B Market, 34.6M TRx, 49M bottles

Refer to the full Rhopressa® product label at www.rhopressa.com

Rhopressa® has not been approved by any regulatory authority other than the FDA

Graph Source: IQVIA 2018
Restated TRx and Unit Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker

For Investor Use 4

Rhopressa® Formulary Coverage Increasing

As of 4/01/19:
~90% of Commercial Lives Covered
~40% Medicare Part D Lives Covered

Q2 2019 Expect Majority Preferred Tier 2 Equivalent Coverage
Commercial and Medicare Part D



Preferred Tier
Non-preferred Tier
35%
55%
35%
55%
40%
40%
3/01/19
4/01/19
3/01/19
4/01/19
------------Commercial------------
-----------Medicare Part D---------

Rhopressa® has not been approved by any regulatory authority other than the FDA.
For Investor Use
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Rhopressa® U.S. Launch Update Weekly IQVIA Rx’s, IQVIA Bottles and Sales-Out Bottles: Actual Sales-Out to Pharmacies and Restated IQVIA data as of 3/29/19 *Actual bottles dispensed exceed Rx’s due to extended supply plans (e.g., 90 days’ supply) 9,569 6,110 7,756 Note: IQVIA reporting changed for all reported products in January 2019. This new reporting reflects only prescriptions accepted by the patient. All data above is reflecting the new IQVIA methodology. This change has resulted in an approximate 13% reduction in reported volumes for Aerie compared to 2018. No impact on recorded Aerie sales, which are based on shipments to wholesalers. Rhopressa® has not been approved by any regulatory authority other than the FDA. 12/31/18 For Investor Use

Rhopressa® U.S. Launch Update For Investor Use Rhopressa® has not been approved by any regulatory authority other than the FDA. Strong Net Sales and Volume Growth: $130 net sales per unit $136 net sales per unit $122 net sales per unit FY 2018 Net Sales of $24.2 million meeting Guidance of $20 to $30 million

Active Engagement at Key Conferences American Glaucoma Society (AGS) March 2019 American Society of Cataract and Refractive Surgeons (ASCRS) April 2018 Association of Research in Vision and Ophthalmology (ARVO) April 2018 European Glaucoma Society (EGS) Florence, May 2018 European Society of Cataract and Refractive Surgeons (ESCRS) Vienna, September 2018 For Investor Use American Academy of Ophthalmology (AAO) October 2018

RocklatanTM (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005% Positioning as First Line Therapy: Benefits of Rhopressa® while also targeting the secondary drain Achieved statistical superiority to market-leading latanoprost At each of nine time points in each of the two Phase 3 trials Only US product approved based upon superiority to a prostaglandin RocklatanTM Combination Product Candidate For Investor Use FDA Approved on March 12, 2019 Data on file RocklatanTM has not been approved by any regulatory authority other than the FDA.

RocklatanTM Efficacy and Safety Efficacy: RocklatanTM demonstrated statistical superiority over its components (market-leading PGA latanoprost and Rhopressa®) in Mercury 1 and 2 Phase 3 trials, at all measured time points Consistent incremental IOP-reduction over latanoprost and Rhopressa® in the range of 1 to 3 mmHg Safety: No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic with only 5% of subjects discontinuing because of it, and present in 20% of subjects at baseline before dosing Other ocular AEs occurring in ~5-20% of subjects receiving RocklatanTM included: instillation site pain, corneal verticillata, conjunctival hemorrhage, eye pruritus, visual acuity reduced, increased lacrimation, instillation site discomfort, and blurred vision Data on file RocklatanTM has not been approved by any regulatory authority other than the FDA. For Investor Use

RocklatanTM Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 * ** *** ++Data on File Based on Mercury 1 Interim Analysis 2 RocklatanTM has not been approved by any regulatory authority other than the FDA. For Investor Use

RocklatanTM Next Steps Current U.S. sales force trained for launch of RocklatanTM Expected launch in early May 2019 Medicare Part D formulary submission to payers expected in April 2019 Commercial and Medicare Part D access expected to be accelerated in comparison to Rhopressa® RocklatanTM has not been approved by any regulatory authority other than the FDA. For Investor Use

Expanding Aerie Franchise: Europe and Japan Europe (2017 Europe “Big 5” Glaucoma Market: 91M units per year, 1.5X U.S. units) MAA accepted for Rhokiinsa® (Rhopressa®) in October 2018, expect 12-month review Mercury 3: 6-month safety and 90-day efficacy registration trial comparing RocklatanTM (known as RoclandaTM in Europe) for non-inferiority to a fixed-dose combo in Europe (Ganfort®) If Rhokiinsa® is approved, plan to submit RoclandaTM MAA thereafter Construction of Ireland Plant in process to support worldwide commercial supply Japan (2017 Glaucoma Market: 54M units per year) Advancing clinical development on our own, established branch office in Tokyo Phase 1 completed; successful Pilot Phase 2 completed in the U.S. on Japanese and Japanese-Americans; Phase 2 commenced in Japan Phase 3 trials expected to be conducted in Japan For Investor Use

PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IMS Analytics Link at ex-manufacturer price level- March 2019. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Non-PGA Market (46%) PGA Market (54%) 18% 10% 12% 4% 19% 10% 5% 2 - 4 Times Daily Once Daily 18% Others 2% Europe Glaucoma Market: Aerie Expects to Commercialize on Its Own (if approved) “Big 5” Europe Glaucoma Market – 2018 $1.0B; 92M TRx*, Market Share in TRx For Investor Use

PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IQVIA Analytics Link at ex-manufacturer price level – March 2019. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Non-PGA Market (49%) PGA Market (51%) 13% 8% 9% 13% 19% 5% 5% 2 - 4 Times Daily Once Daily (Unoprostone is bid) 12% 8% 5% 2% Japan Glaucoma Market – 2018 $0.8B; 56M TRx*, Market Share in TRx Japan Glaucoma Market: Aerie Expects to Partner for Commercialization (if approved) For Investor Use

Advancing the Pipeline AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA or any regulatory agency Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. Rhopressa® Research Targets 24-hour IOP reduction Potential in normal tension glaucoma (successful Pilot Phase 2 for Japan) Aqueous humor dynamics (trabecular outflow, episcleral venous pressure) Pseudoexfoliative glaucoma Corneal healing Sustained-Release Retina Implant Program AR-1105 (dexamethasone steroid) potentially for RVO and DME - Phase 2 study commenced Q1 2019 AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME - IND submitted Q1 2019 For Investor Use

Retinal Eye Diseases – Aerie’s Next Chapter For Investor Use Bringing Small Molecule Therapy to Back of the Eye Most retinal drugs in use and in pipeline are protein therapeutics Longer half-life allows monthly to bimonthly IVT injections Protein therapeutics address limited number of extracellular targets Small molecules address a wider array of therapeutic targets, but are rapidly cleared from back of the eye The Solution: Pair small molecules with a safe and effective sustained delivery technology to enable IVT injections every 4 - 6 months

2018 U.S. Retinal Disease Market For Investor Use 2018 Sales: $6.0B 2018 Unit Sales: 7.3MM Sources: Mixture of public information, IQVIA, Market-Scope and estimates – March 2019

Aerie’s Innovation in Retinal Disease For Investor Use Small Molecule Drug Candidates Proprietary Drug Delivery Technology Bio-erodible, sustained-release implant for intravitreal injection DSM PEA Polymer PLGA PRINT® Mfg Aerie Kinase Library Non-Aerie drug candidates AMD DME RVO Dry AMD/GA Glaucoma Others

Retinal Eye Disease For Investor Use Unmet Needs in AMD and DME Need new treatments to address disease mechanisms beyond VEGF Complex pathology cannot be addressed by a single drug class Many patients do not achieve and/or maintain sufficient efficacy AMD: Anti-VEGF efficacy often lost after 5–7 years of treatment DME: Anti-VEGF is ineffective for ~1/3 of DME patients Need treatments that are effective with less frequent intravitreal injections

Lead Retina Products For Investor Use AR-1105 (Dexamethasone) Implant Indications: retinal vein occlusion (RVO) and DME Target product profile vs. Ozurdex® Longer duration of efficacy (6 mo vs 3 mo) Improved administration due to smaller needle Potential for fewer adverse effects due to lower peak drug levels AR-13503 (ROCK/PKC) Implant Initial indications: neovascular AMD and DME Novel MOA: anti-angiogenesis PLUS anti-fibrosis, anti-inflammation Effective as monotherapy or adjunctive therapy to anti-VEGF Targeting injection once every 6 months For more information on Ozurdex® please see the product webpage https://www.ozurdex.com

Oxygen-induced retinopathy (OIR) mouse model - PDR Administration: Intraperitoneal QD For Investor Use Preclinical AR-13503 Provides Efficacy Similar to Eylea® in a Proliferative Diabetic Retinopathy Model Vehicle (n=14) 1.25 mg/kg AR-13503 (n=16) 1 mg/kg Eylea (n=14) Data on File For more information on Eylea® please see the product webpage https://www.eylea.us/

AR-13503 Synergistic to Eylea® in Mouse Model of Proliferative Diabetic Retinopathy Oxygen-induced retinopathy (OIR) mouse model - PDR -40% *** * Administration: Intraperitoneal QD * : p<0.01 *** : p<0.0001 For Investor Use -60% % of Total Area Neovascular Area (+SEM) Data on File Sub-optimal dose levels selected in the study to provide less than maximal efficacy For more information on Eylea® please see the product webpage https://www.eylea.us/

Evaluating Aerie's 3,500+ Owned Molecules


TKL
TK
STE
CK1
ROCK
AGC
OTHER
CMGC
CAMK

Aerie molecules inhibit both ROCK1 and ROCK2

- Commencing screening for additional indications beyond ophthalmology
- ROCK inhibition should have potential in:
  - Pulmonary health, including pulmonary fibrosis and bronchial asthma
  - Dermatology indications
  - Cancer
  - Others

Relationship tree of human kinases. TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies

For Investor Use

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Summary Key Priorities Rhopressa®: Continued successful launch execution RocklatanTM: FDA approved on March 12, 2019, successful launch execution Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives Rhopressa® 24-hour IOP reduction, normal tension glaucoma, aqueous humor dynamics, pseudoexfoliative glaucoma, corneal healing Retina Program: - AR-1105 Phase 2 clinical study commenced in Q1 2019; AR-13503 IND submitted Q1 2019, enter clinic in 2019 Broad sustained release ophthalmic implant and manufacturing platform Evaluating Aerie’s ROCK inhibitors beyond ophthalmology Well-Financed $203M cash/investments at 12/31/18; $100M undrawn credit facility For Investor Use